UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(To Form 8-K originally filed on March 31, 2022)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway, Suite 201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Allarity Therapeutics, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment”) to the Company’s Current Report on Form 8-K with a date of report of March 25, 2022 (“Form 8-K”), as filed with the Securities and Exchange Commission on March 31, 2022 (“Original Filing Date”) to supplement its disclosure under Item 4.02 (a) and to add Exhibit 99.1. This Amendment should be read in conjunction with the Form 8-K. This Amendment speaks as of the Original Filing Date, does not reflect events that may have occurred subsequent to the Original Filing Date, and does not modify or update any disclosure made in the Form 8-K unless otherwise amended in this Amendment.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) As previously reported, on March 25, 2022, the Company’s Board, including its audit committee members, concluded that the previously issued financial statements for the quarters ended June 30, 2021, and September 30, 2021, which were filed with the Securities and Exchange Commission on August 20, 2021 (as amended on Form S-4/A), and November 23, 2021, respectively, should no longer be relied upon because of an accounting error in such financial statements relating to the accounting of derivative liability of certain warrants has occurred and a restatement should be undertaken.

The Company is attaching an explanation and effect of the restatement as Exhibit 99.1 which may be subject to further review and adjustment.

Item 9.01 Financial Statements and Exhibits.

99.1	Restatement of Previously Issued Unaudited Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Jens Erik Kundsen
Jens Erik Knudsen
Chief Financial Officer

Dated: April 1, 2022

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